UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SOLID BIOSCIENCES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2024 Your Vote Counts! SOLID BIOSCIENCES INC. 2024 Annual Meeting June 11, 2024 8:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/SLDB2024 SOLID BIOSCIENCES INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 You invested in SOLID BIOSCIENCES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by June 10, 2024 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* June 11, 2024 8:00 AM ET Virtually at: www.virtualshareholdermeeting.com/SLDB2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class III Directors Nominees: 1a. Martin Freed For 1b. Ilan Ganot For 1c. Georgia Keresty For 1d. Ian Smith For 2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public For accounting firm for the fiscal year ending December 31, 2024. 3. The approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number For of authorized shares of the Company’s common stock from 60,000,000 to 120,000,000. 4. The approval of an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan to increase the For number of shares of the Company’s common stock available for issuance thereunder by 2,000,000 shares. 5. The approval of an advisory vote on executive compensation. For 6. The holding of an advisory vote on the frequency of future executive compensation advisory votes. One Year NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.